UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 30, 2023

DAWSON GEOPHYSICAL COMPANY

(Exact name of Registrant as specified in its charter)

texas	001-32472	74-2095844
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

508 West Wall, Suite 800

Midland, Texas 79701

(Address of principal executive offices) (Zip Code)

(432) 684-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DWSN	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to the Articles of Incorporation

On November 30, 2023, at the 2023 annual meeting of shareholders (the “Shareholder Meeting”) of Dawson Geophysical Company (the “Company”), the Company’s shareholders approved an amendment to the Restated Articles of Incorporation, as amended (the “Charter Amendment”), which (i) removes Section 7(6)(f) requiring a supermajority vote for business combinations; and (ii) permits shareholders to take non-unanimous action by written consent. The Charter Amendment became effective upon filing with the Secretary of State of Texas on December 1, 2023.

The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment which is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amendment to the Bylaws

Effective as of December 1, 2023, in connection with the Charter Amendment as approved by the Company’s shareholders at the Shareholder Meeting, the Board of Directors of the Company approved the Second Amended and Restated Bylaws of the Company, which amend the Bylaws to (i) remove Section 2.10 requiring a supermajority vote for business combinations and (ii) permit shareholders to take non-unanimous action by written consent.

The foregoing description of the Second Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Bylaws which is included as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of the Company was held on November 30, 2023. The following proposals were adopted by the margins indicated:

1.       Proposal to elect a Board of Directors to hold office until the next annual meeting of shareholders and until their successors are elected and qualified.

	Number of Shares
Director Name	For	Withheld
Matthew Wilks	25,255,203	559,234

Bruce Bradley	25,538,587	275,850

Albert Conly	25,548,161	266,276

Jose Carlos Fernandes	25,537,694	276,743

Sergei Krylov	25,234,360	580,077

2.       Proposal to amend the Charter to remove Section 7(6)(f) requiring a supermajority vote for business combinations.

Number of Shares
For	24,997,045

Against	816,020

Abstain	1,372

3.       Proposal to amend the Charter to permit shareholders to take non-unanimous action by written consent.

Number of Shares
For	25,001,299

Against	811,466

Abstain	1,672

4.       Proposal to ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Number of Shares
For	27,116,641

Against	226,245

Abstain	46,178

5.       Proposal to approve, on an advisory basis, the executive compensation of the named executive officers.

Number of Shares
For	25,532,817

Against	242,207

Abstain	39,413

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

EXHIBIT NUMBER		DESCRIPTION
3.1	—	Certificate of Amendment to the Amended and Restated Articles of Incorporation of Dawson Geophysical Company, dated December 1, 2023.
3.2	—	Second Amended and Restated Bylaws of Dawson Geophysical Company, dated December 1, 2023.
104	—	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAWSON GEOPHYSICAL COMPANY

Date: December 1, 2023	By:	/s/ Anthony Clark
Anthony Clark
President and Chief Executive Officer